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                                                                   Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 23, 1996, in Amendment No. 1 to the Registration Statement (Form S-3) and related Prospectus of Cypress Bioscience, Inc. for the registration of shares of its common stock.


                                        /s/ Ernst & Young LLP
                                        -----------------------------
                                        ERNST & YOUNG LLP

Seattle, Washington
November 8, 1996